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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                   FORM 8-K/A

                                Amendment No. 2
                                       to
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2000


                               AMB PROPERTY, L.P.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                          001-14245                      94-3285362
 -------------------------------      ------------------------        ----------------------
 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)

                     Pier 1, Bay 1, San Francisco, CA 94111
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)


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ITEM 5:  OTHER EVENTS

This Amendment No. 2 amends the Current Report on Form 8-K, which was filed on November 30, 2000 and was amended by Amendment No. 1 to the Current Report on Form 8-K, which was filed on December 14, 2000. This Amendment No. 2 is being filed solely for the purpose of filing Exhibit 23.1 hereto.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 23.1:   Consent of Arthur Andersen LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 to this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMB Property L.P.

                                            By: AMB Property Corporation
                                            Its: General Partner

                                            By: /s/ MICHAEL A. COKE
                                               ------------------------------
                                                Michael A. Coke,
                                                Chief Financial Officer and
                                                Executive Vice President
                                                (Duly Authorized Officer and
                                                Principal Financial and
                                                Accounting Officer)